UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2008 (Date of earliest event reported) Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)	Letter Agreement

On July 11, 2008, Charles & Colvard, Ltd. (the “Company”) executed a letter agreement dated June 26, 2008 (the “Letter Agreement”) between the Company and Samuel Aaron Inc. (“SAI”). Pursuant to the Letter Agreement and the applicable terms and conditions thereto, the Company has agreed to sell to SAI commercially reasonable amounts of moissanite for use by SAI in the manufacturing of fine jewelry. The Company will, among other things: (i) allow SAI to participate in a co-op advertising program whereby the Company will fund a specified amount of certain advertising/promotional activity expenses submitted by SAI; (ii) provide SAI with any required training materials, marketing strategy and product positioning for moissanite and (iii) provide SAI with certain product return benefits. SAI will, among other things: (i) provide, to the best of its ability, retail forecasting and reporting on a timely basis, to the Company for all major programs that SAI sells moissanite jewelry; (ii) endeavor to protect all Company trademarks, copyrights and intellectual property; (iii) market Company created moissanite to the best of its knowledge and in accordance with the Company’s brand identity guidelines; and (iv) use commercially reasonable efforts to ensure that its customers abide by the same brand identity guidelines. The Letter Agreement will renew annually each December 31 for a one-year term unless terminated in accordance with the terms and conditions of the Letter Agreement or notice is given by either the party to the other party of its intent not to renew the Letter Agreement at least 30 days prior to the end of the then current one-year term.

The description of the Letter Agreement set forth in this Item 1.01 is a summary of the material terms of the Letter Agreement and is qualified in its entirety by reference to the copy of the Letter Agreement filed as Exhibit 10.120 to this Current Report on Form 8-K.

(b)	Licensing Agreement

On July 11, 2008, the Company executed a Licensing Agreement between the Company and SAI (the “Licensing Agreement”). Pursuant to the terms of the Licensing Agreement, the Company granted to SAI the non-exclusive right to use certain trademarks and copyright works in connection with SAI’s advertisement, promotion and sale of SAI products that incorporate Charles & Colvard created moissanite jewels. SAI’s right to use these trademarks and copyright works is generally limited to the United States and Canada, it is not obligated to pay any royalties to the Company for use of the trademark or copyright works, and it may not assign or transfer any of its rights under the Licensing Agreement without the Company’s prior approval. Subject to certain enumerated conditions, SAI may sublicense its rights under the Licensing Agreement to certain jewelry distributors or retailers that are engaged in the sale of SAI’s products that incorporate Charles & Colvard created Moissanite jewels. The Licensing Agreement will renew annually each December 31 for a one-year term unless terminated in accordance with the terms and conditions of the Letter Agreement.

The description of the Licensing Agreement set forth in this Item 1.01 is a summary of the material terms of the Licensing Agreement and is qualified in its entirety by reference to the copy of the License Agreement filed as Exhibit 10.121 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

(a)	Letter Agreement

On July 11, 2008, the Company and SAI, by entering into the Letter Agreement described in Item 1.01 and a copy of which is attached hereto as Exhibit 10.120, terminated the Letter Agreement between the Company and SAI dated August 18, 2006 and entered into by the Company on October 2, 2006 (the “2006 Letter Agreement”). Under the 2006 Letter Agreement, the Company, among other things, (i) allowed SAI to participate in an allowance program that allowed SAI certain credits on net purchases during a calendar year; (ii) provided SAI with any required training materials, marketing strategy and product positioning for moissanite; (iii) provided SAI with certain reimbursement and product return benefits; (iv) refrained from selling jewels or jewelry directly to retail customers whose initial relationship with the Company was established by SAI; and (v) maintained SAI’s existing consignment relationship with the Company. Under the 2006 Letter Agreement, SAI, among other things: (i) endeavored to protect all Company trademarks, copyrights and intellectual property; (ii) marketed Company created moissanite to the best of its knowledge and in accordance with the Company’s brand identity guidelines; and (iii) used commercially reasonable efforts to ensure that its customers abided by the same brand identity guidelines. The 2006 Letter Agreement was to renew on each successive December 31 for a one-year term unless terminated in accordance with the terms and conditions of the 2006 Letter Agreement or notice was given by either party to the other party of its intent not to renew the 2006 Letter Agreement at least 30 days prior to the end of the then current one-year term.

(b)	License Agreement

On July 11, 2008, the Company and SAI, by entering into the Letter Agreement described in Item 1.01 and a copy of which is attached hereto as Exhibit 10.120, and the License Agreement described in Item 1.01 and a copy of which is attached hereto as Exhibit 10.121, terminated the License Agreement between the Company and SAI dated October 2, 2006 (the “2006 License Agreement”). Pursuant to the terms of the 2006 Licensing Agreement, the Company granted to SAI the non-exclusive right to use certain trademarks and copyright works in connection with SAI’s advertisement, promotion and sale of SAI products that incorporated Charles & Colvard created moissanite jewels. SAI’s right to use these trademarks and copyright works was generally limited to the United States and Canada. The Licensing Agreement was to end simultaneously with the termination of the 2006 Letter Agreement, unless sooner terminated by either the Company or SAI.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.120	Letter Agreement, effective July 11, 2008, between Samuel Aaron Inc. and Charles & Colvard, Ltd.*

Exhibit 10.121	Licensing Agreement, dated July 11, 2008, between Samuel Aaron Inc. and Charles & Colvard, Ltd.

*	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance & Chief Financial Officer

Date: July 17, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.120	Letter Agreement, effective July 11, 2008, between Samuel Aaron Inc. and Charles & Colvard, Ltd.*

Exhibit 10.121	Licensing Agreement, dated July 11, 2008, between Samuel Aaron Inc. and Charles & Colvard, Ltd.

*	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.